Exhibit 99.2

REPORTING SUPPLEMENT

ACADIA REALTY TRUST

Table of Contents
Second Quarter 2012

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	23
Total Market Capitalization	4	Opportunity Fund Properties	24
Operating Statements		Opportunity Fund Lease Expirations	25
Pro-rata Consolidation	5	Redevelopment Projects - Operating	28
Opportunity Funds	6	Redevelopment Projects - Construction and Design	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		RCP Venture Investments	30
and Funds Available for Distribution ("FAD")	8	Storage Portfolio	31
EBITDA	9
Same Property Net Operating Income	10
Fee Income	11	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	12
Notes Receivable	13	Core Properties	32
Other Information		Core Portfolio by State	34
2012 Guidance	14	Core Top Tenants	35
Net Asset Valuation	15	Core Lease Expirations	36
Selected Financial Ratios	16	Core New and Renewal Rent Spreads	38
Debt Analysis		Core Capital Expenditures	39
Summary	17	Portfolio Demographics	40
Detail	18	Important Notes	42
Maturities with Extension Options	21
Maturities	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, 91 properties through its core portfolio and four opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Financial Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
Craig Schmidt - (646) 855-3640	Michael Gorman - (646) 562-1381	Todd Thomas - (917) 368-2286
craig.schmidt@baml.com	michael.gorman@cowen.com	tthomas@keybanccm.com

Bank of Montreal	Green Street Advisors	RBC Capital Markets
Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Christy McElroy - (203) 719-7831
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.7%	45,704
Common Operating Partnership ("OP") Units	1.3%	612
Combined Common Shares and OP Units		46,316

Share Price at June 30, 2012		$23.18

Equity Capitalization - Common Shares and OP Units		$1,073,605
Preferred OP Units		581	2
Total Equity Capitalization		1,074,186		70%	72%

Debt Capitalization
Consolidated debt		855,292
Adjustment to reflect pro-rata share of debt		(404,592)
Total Debt Capitalization		450,700		30%	28%

Total Market Capitalization		$1,524,886		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	June 30, 2012		June 30, 2011
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	44,245	43,491	40,333	40,326
Dilutive potential Common Shares	428	419	300	281
Weighted average Common Shares - Diluted EPS	44,673	43,910	40,633	40,607
OP Units	618	620	471	468
Dilutive potential OP Units	25	25	-	-
Weighted average Common Shares and OP Units - Diluted FFO	45,316	44,555	41,104	41,075

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of June 30, 2012 was
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
(in thousands)

	Year-to-date ended June 30, 2012							Three months ended June 30, 2012
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures 2	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$24,692	$3,438	$28,130	$-	$7,752	$87	$35,969	$12,979	$1,655	$14,634	$-	$3,965	$40	$18,639
Percentage rents	271	58	329	-	26	-	355	46	10	56	-	11	-	67
Expense reimbursements - CAM	1,869	354	2,223	-	675	12	2,910	1,031	179	1,210	-	311	1	1,522
Expense reimbursements - Taxes	3,674	528	4,202	-	880	49	5,131	1,914	256	2,170	-	460	10	2,640
Other property income	26	12	38	-	359	-	397	14	7	21	-	235	-	256
Total Property Revenues	30,532	4,390	34,922	-	9,692	148	44,762	15,984	2,107	18,091	-	4,982	51	23,124

PROPERTY EXPENSES
Property operating - CAM	2,500	438	2,938	-	792	13	3,743	1,140	220	1,360	-	384	2	1,746
Other property operating (Non-CAM)	1,175	121	1,296	-	1,340	10	2,646	524	70	594	-	688	12	1,294
Real estate taxes	4,553	648	5,201	-	1,308	28	6,537	2,339	324	2,663	-	663	14	3,340
Total Property Expenses	8,228	1,207	9,435	-	3,439	52	12,926	4,003	614	4,617	-	1,735	28	6,380

NET OPERATING INCOME - PROPERTIES	22,304	3,183	25,487	-	6,253	96	31,836	11,981	1,493	13,474	-	3,247	23	16,744

OTHER INCOME (EXPENSE)
Mezzanine interest income	3,146	-	3,146	-	239	-	3,385	1,689	-	1,689	-	104	-	1,793
Other interest income	76	-	76	-	2	-	78	22	-	22	-	2	-	24
Straight-line rent income, net	775	41	816	-	580	7	1,403	441	25	466	-	306	3	775
Straight-line ground rent expense	-	-	-	-	(43)	-	(43)	-	-	-	-	(21)	-	(21)
ASC 805 rent, net	390	70	460	-	88	-	548	287	35	322	-	64	-	386
ASC 805 interest expense	(39)	-	(39)	-	32	-	(7)	(44)	-	(44)	-	16	-	(28)
Interest expense	(6,713)	(2,161)	(8,874)	-	(2,070)	(20)	(10,964)	(3,507)	(1,034)	(4,541)	-	(1,017)	(10)	(5,568)
Amortization of finance costs	(114)	-	(114)	-	(265)	-	(379)	(57)	-	(57)	-	(139)	-	(196)
Asset and property management expense	(26)	(19)	(45)	-	(311)	-	(356)	(12)	(8)	(20)	-	(141)	-	(161)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	324	-	324	-	-	-	324	(10)	-	(10)	-	-	-	(10)
Acquisition costs	(770)	-	(770)	-	(282)	-	(1,052)	(327)	-	(327)	-	(203)	-	(530)
Impairment of asset	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	19,353	1,114	20,467	-	4,223	83	24,773	10,463	511	10,974	-	2,218	16	13,208

FEE INCOME
Asset and property management fees and priority distributions	6,782	-	6,782	-	-	-	6,782	3,603	-	3,603	-	-	-	3,603
Transactional fees3	2,974	-	2,974	-	-	-	2,974	1,467		1,467	-	-	-	1,467
Provision for income taxes	(1,707)	-	(1,707)	-	115	-	(1,592)	(1,106)	-	(1,106)	-	39	-	(1,067)
FEE INCOME	8,049	-	8,049	-	115	-	8,164	3,964	-	3,964	-	39	-	4,003

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	344	-	344	-	-	-	-	376	-	376
Promote income - RCP	-	-	-	-	(59)	-	(59)	-	-	-	-	(43)	-	(43)
Promote income - Fund capital transactions	-	-	-	-	449	-	449	-	-	-	-	449	-	449
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	12	12	-	71	-	83	-	(1)	(1)	-	-	-	(1)
Gain (loss) on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(94)	(1)	(95)	-	(2)	-	(97)	(119)	-	(119)	-	(2)	-	(121)
Total Promote, RCP and Other Income	(94)	11	(83)	-	803	-	720	(119)	(1)	(120)	-	780	-	660

GENERAL AND ADMINISTRATIVE	(11,740)	(21)	(11,761)	-	(230)	(0)	(11,991)	(5,530)	(11)	(5,541)	-	(163)	(0)	(5,704)

Depreciation and amortization	(7,491)	(782)	(8,273)	-	(2,426)	(16)	(10,715)	(4,092)	(389)	(4,481)	-	(1,238)	-	(5,719)
ASC 805 amortization	(640)	-	(640)	-	(305)	-	(945)	(347)	-	(347)		(166)	-	(513)
Gain (loss) on sale of properties	(248)	-	(248)	-	609	641	1,002	(248)	-	(248)	-	609	641	1,002
Income before noncontrolling interests	7,189	322	7,511	-	2,789	708	11,008	4,091	110	4,201	-	2,079	657	6,937

Noncontrolling interest - OP	(173)	-	(173)	-	-	-	(173)	(106)	-	(106)	-	-	-	(106)
Noncontrolling interests	-	-	-	-	14	-	14	-	-	-	-	8	-	8

NET INCOME	$7,016	$322	$7,338	$-	$2,803	$708	$10,849	$3,985	$110	$4,095	$-	$2,087	$657	$6,839

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2Represents the Company's pro-rata share unconsolidated investments which are detailed on pages 32 and 33.
3Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
(in thousands)
	Year-to-date ended June 30, 2012
					Continuing	Discontinued			AKR				Continuing	Discontinued		AKR		Pro-rata		AKR		AKR	Total
					Operations	Operations			Pro-				Operations	Operations		Pro-		share of		Pro-		Pro-	AKR
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		Fund III		rata		rata	Pro-
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	share		unconsolidated	Adjusted	share	Fund	share 4	rata
	Operations	Operations	Operations	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates3	Fund III	19.90%	IV	28.80%	share

PROPERTY REVENUES
Minimum rents	$112	$390	$502	$100	$3	$87	$-	$-	$-	$16,583	$-	$16,583	$3,315	$-	$-	$-	$17,515	$4,254	$21,769	$4,334	$-	$-	$7,839
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	18	110	128	26	-	-	26
Expense reimbursements - CAM	-	52	52	10	(2)	12	-	-	-	1,871	-	1,871	374	-	-	-	740	728	1,468	293	-	-	687
Expense reimbursements - Taxes	-	221	221	44	(10)	49	-	-	-	1,368	-	1,368	273	-	-	-	2,426	446	2,872	572	-	-	929
Other property income	286	-	286	57	51	-	-	-	-	233	-	233	46	-	-	-	876	156	1,032	205	-	-	359
Total Property Revenues	398	663	1,061	212	41	148	-	-	-	20,055	-	20,055	4,008	-	-	-	21,575	5,694	27,269	5,430	-	-	9,840

PROPERTY EXPENSES
Property operating - CAM	11	58	69	14	(1)	13	-	-	-	2,324	-	2,324	465	-	-	-	992	587	1,579	314	-	-	805
Other property operating (Non-CAM)	86	46	132	26	13	10	-	-	-	2,645	-	2,645	529	-	-	-	3,352	528	3,880	772	-	-	1,350
Real estate taxes	16	128	144	29	(3)	28	-	-	-	2,183	-	2,183	436	-	-	-	3,302	953	4,255	846	-	-	1,336
Total Property Expenses	113	232	345	69	10	52	-	-	-	7,152	-	7,152	1,430	-	-	-	7,646	2,068	9,714	1,932	-	-	3,491

NET OPERATING INCOME - PROPERTIES	285	431	716	143	32	96	-	-	-	12,903	-	12,903	2,578	-	-	-	13,929	3,626	17,555	3,498	-	-	6,349

OTHER INCOME (EXPENSE)
Mezzanine interest income	286	-	286	57	51	-	-	-	-	-	-	-	-	-	-	-	641	18	659	131	-	-	239
Other interest income	4	-	4	1	1	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2
Straight-line rent income, net	-	28	28	6	(1)	7	-	-	-	2,241	-	2,241	449	-	-	-	301	337	638	127	-	-	587
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(212)	-	(212)	(43)	-	-	-	-	-	-	-	-	-	(43)
ASC 805 rent, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(289)	730	441	88	-	-	88
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	162	162	32	-	-	32
Interest expense	1	(91)	(90)	(18)	4	(20)	-	-	-	(4,918)	-	(4,918)	(984)	-	-	-	(3,696)	(1,693)	(5,389)	(1,072)	-	-	(2,090)
Amortization of finance costs	(12)	-	(12)	(2)	(2)	-	-	-	-	(625)	-	(625)	(125)	-	-	-	(680)	-	(680)	(135)	-	-	(265)
Asset and property management expense 2	15	(11)	4	-	-	-	-	-	-	(2,709)	-	(2,709)	-	-	(286)	-	(4,821)	(1,758)	(6,579)	(311)	-	-	(311)
Promote expense2	(691)	-	(691)	-	-	-	60	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2	2	-	-	-	-
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,386)	(29)	(1,415)	(282)	-	-	(282)
Impairment of asset	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		-	-
OPPORTUNITY FUND INCOME	(112)	357	245	186	84	83	60	-	-	6,680	-	6,680	1,875	-	(286)	-	3,999	1,395	5,394	2,076	-	-	4,306

FEE INCOME
Asset and property management fees and
priority distributions 2	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	13	-	13	3	2	-	-	-	-	(26)	-	(26)	(6)	-	-	-	585	-	585	116	-	-	115
Total Fee Income	13	-	13	3	2	-	-	-	-	(26)	-	(26)	(6)	-	-	-	585	-	585	116	-	-	115

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(293)	-	(52)	-	-	-	-	-	1,977	396	-	-	-	-	-	-	344
Promote income - RCP	-	-	-	-	-	-	-	(59)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(59)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	357	357	71	-	-	71
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	-	-	-	-	-	-	(2)	(0)	(0)	-	-	-	-	-	(5)	(1)	-	-	-	-	-	-	(2)
Total Promote, RCP and Other Income	-	-	-	-	-	-	(295)	(59)	(52)	-	-	-	-	-	1,972	395	-	357	357	71	-	-	354

GENERAL AND ADMINISTRATIVE	(50)	(1)	(51)	(10)	(9)	(0)	(7)	(1)	(1)	(238)	-	(238)	(47)	-	(18)	(3)	(360)	(1)	(361)	(72)	(300)	(86)	(230)

Depreciation and amortization	(7)	(73)	(80)	(16)	2	(16)	-	-	-	(5,828)	-	(5,828)	(1,166)	-	-	-	(4,975)	(1,282)	(6,257)	(1,245)	-	-	(2,442)
ASC 805 amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(638)	(891)	(1,529)	(305)	-	-	(305)
Gain on sale of properties	-	2,885	2,885	577	(128)	641	-	-	-	-	-	-	-	-	-	-	-	3,062	3,062	609	-	-	1,699
Income before noncontrolling interest	(156)	3,168	3,012	740	(49)	708	(242)	(60)	(54)	588	-	588	656	-	1,668	392	(1,389)	2,640	1,251	1,250	(300)	(86)	3,497

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(33)	-	(33)	(6)	-	-	-	102	-	102	20	-	-	14

NET INCOME	$(156)	$3,168	$3,012	$740	$(49)	$708	$(242)	$(60)	$(54)	$555	$-	$555	$650	$-	$1,668	$392	$(1,287)	$2,640	$1,353	$1,270	$(300)	$(86)	$3,511

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3Represents the Company's pro-rata share unconsolidated investments which are detailed on page 24.
4 The Company's pro-rata share of Fund IV is anticipated to range between 20% and 25%.

Income Statements - Opportunity Funds1
(in thousands)
			Three months ended June 30, 2012
					Continuing	Discontinued			AKR				Continuing	Discontinued		AKR		Pro-rata		AKR		AKR	Total
					Operations	Operations			Pro-				Operations	Operations		Pro-		share of		Pro-		Pro-	AKR
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		Fund III		rata		rata	Pro-
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	share		unconsolidated	Adjusted	share	Fund	share 4	rata
	Operations	Operations	Operations	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates3	Fund III	19.90%	IV	28.80%	share

PROPERTY REVENUES
Minimum rents	$55	$178	$233	$47	$2	$40	$-	$-	$-	$8,381	$-	$8,381	$1,676	$-	$-	$-	$9,109	$2,149	$11,258	$2,241	$-	$-	$4,005
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	53	53	11	-	-	11
Expense reimbursements - CAM	-	3	3	1	(0)	1	-	-	-	855	-	855	171	-	-	-	309	392	701	140	-	-	312
Expense reimbursements - Taxes	-	47	47	9	(2)	10	-	-	-	731	-	731	146	-	-	-	1,385	151	1,536	306	-	-	470
Other property income	286	-	286	57	51	-	-	-	-	122	-	122	24	-	-	-	445	74	519	103	-	-	235
Total Property Revenues	341	228	569	114	50	51	-	-	-	10,089	-	10,089	2,017	-	-	-	11,248	2,819	14,067	2,801	-	-	5,033

PROPERTY EXPENSES
Property operating - CAM	10	11	21	4	1	2	-	-	-	1,165	-	1,165	233	-	-	-	469	262	731	145	-	-	386
Other property operating (Non-CAM)	32	54	86	17	3	12	-	-	-	1,315	-	1,315	263	-	-	-	1,705	332	2,037	405	-	-	700
Real estate taxes	5	62	67	13	(2)	14	-	-	-	1,126	-	1,126	225	-	-	-	1,747	401	2,148	427	-	-	677
Total Property Expenses	47	127	174	35	3	28	-	-	-	3,606	-	3,606	721	-	-	-	3,921	995	4,916	977	-	-	1,763

NET OPERATING INCOME - PROPERTIES	294	101	395	79	48	23	-	-	-	6,483	-	6,483	1,296	-	-	-	7,327	1,824	9,151	1,824	-	-	3,270

OTHER INCOME (EXPENSE)
Mezzanine interest income	143	-	143	29	25	-	-	-	-	-	-	-	-	-	-	-	235	18	253	50	-	-	104
Other interest income	4	-	4	1	1	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2
Straight-line rent income, net	-	12	12	2	(1)	3	-	-	-	1,183	-	1,183	237	-	-	-	174	163	337	67	-	-	309
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(104)	-	(104)	(21)	-	-	-	-	-	-	-	-	-	(21)
ASC 805 rent, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(148)	468	320	64	-	-	64
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	81	81	16	-	-	16
Interest expense	-	(44)	(44)	(9)	2	(10)	-	-	-	(2,253)	-	(2,253)	(451)	-	-	-	(1,961)	(849)	(2,810)	(559)	-	-	(1,027)
Amortization of finance costs	(5)	-	(5)	(1)	(1)	-	-	-	-	(299)	-	(299)	(60)	-	-	-	(388)	-	(388)	(77)	-	-	(139)
Asset and property management expense2	2	-	2	-	-	-	-	-	-	(1,395)	-	(1,395)	-	-	(143)	-	(2,439)	(801)	(3,240)	(141)	-	-	(141)
Promote expense2	(654)	-	(654)	-	-	-	44	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	1	-	-	-	-
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(991)	(29)	(1,020)	(203)	-	-	(203)
Impairment of asset	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-		-	-	-	-		-	-	-	-	-	-	-	-	-			-	-		#REF!	-
OPPORTUNITY FUND INCOME	(216)	69	(147)	101	74	16	44	-	-	3,615	-	3,615	1,001	-	(143)	-	1,809	876	2,685	1,041	-	-	2,234

FEE INCOME
Asset and property management fees and
priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	8	-	8	2	1	-	-	-	-	(8)	-	(8)	(2)	-	-	-	191	-	191	38	-	-	39
Total Fee Income	8	-	8	2	1	-	-	-	-	(8)	-	(8)	(2)	-	-	-	191	-	191	38	-	-	39

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(214)	-	(38)	-	-	-	-	-	2,069	414	-	-	-	-	-	-	376
Promote income - RCP	-	-	-	-	-	-	-	(43)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(43)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	-	-	-	-	-	-	(2)	(0)	(0)	-	-	-	-	-	(5)	(1)	-	-	-	-	-	-	(2)
Total Promote, RCP and Other Income	-	-	-	-	-	-	(216)	(43)	(38)	-	-	-	-	-	2,064	413	-	-	-	-	-	-	331

GENERAL AND ADMINISTRATIVE	(23)	(1)	(24)	(5)	(4)	(0)	(4)	(1)	(1)	(92)	-	(92)	(18)	-	(11)	(2)	(232)	-	(232)	(46)	(300)	(86)	(163)

Depreciation and amortization	(1)	-	(1)	(0)	(0)	-	-	-	-	(3,064)	-	(3,064)	(613)	-	-	-	(2,503)	(636)	(3,139)	(625)	-	-	(1,238)
ASC 805 amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(334)	(499)	(833)	(166)	-	-	(166)
Gain on sale of properties	-	2,885	2,885	577	(128)	641	-	-	-	-	-	-	-	-	-	-	-	3,062	3,062	609	-	-	1,699
Income before noncontrolling interest	(232)	2,953	2,721	675	(57)	657	(176)	(44)	(39)	451	-	451	368	-	1,910	411	(1,069)	2,803	1,734	851	(300)	(86)	2,736

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(31)	-	(31)	(6)	-	-	-	72	-	72	14	-	-	8

NET INCOME	$(232)	$2,953	$2,721	$675	$(57)	$657	$(176)	$(44)	$(39)	$420	$-	$420	$362	$-	$1,910	$411	$(997)	$2,803	$1,806	$865	$(300)	$(86)	$2,744

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3Represents the Company's pro-rata share unconsolidated investments which are detailed on page 24.
4 The Company's prorata share of Fund IV is anticipated to range between 20% and 25%.

Funds from Operations ("FFO") 1
(in thousands)

	2012	2012		2011	2011
	Current	Current	Prior	Historic	Historic
	Year-to-Date	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	June 30, 2012	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2011

Net Income	$10,849	$6,839	$4,010	$39,657	$30,234
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	10,481	5,653	4,828	9,055	4,597
Unconsolidated affiliates	781	389	392	734	381
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	268	268	-	(29,360)	(28,576)
Unconsolidated affiliates	(1,090)	(1,090)	-	-	-
Impairment of asset				2,616	2,616
Income attributable to noncontrolling interests'
share in Operating Partnership	164	101	63	477	362
Distributions on Preferred OP Units	10	5	5	10	5
FFO	$21,463	$12,165	$9,298	$23,189	$9,619

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$21,463	$12,165	$9,298	$23,189	$9,619
Straight line rent, net	(1,403)	(775)	(628)	(996)	(539)
Straight-line ground rent expense	43	21	22	44	22
ASC 805 rent, net	(548)	(386)	(162)	70	(68)
ASC 805 interest expense	7	28	(21)	(31)	(26)
Amortization of discount on convertible debt	-	-	-	540	271
Non real estate depreciation	230	112	118	232	116
Amortization of finance costs	491	284	207	561	272
Amortization of cost of management contracts	20	-	20	135	60
Tenant improvements	(2,995)	(1,412)	(1,583)	(3,817)	(2,580)
Leasing commissions	(622)	(316)	(306)	(886)	(411)
Capital expenditures	(387)	(323)	(64)	(218)	-
(Gain) loss on extinguishment of debt	-	-	-	(1,571)	102
AFFO	$16,299	$9,398	$6,901	$17,252	$6,838

Funds Available for Distribution ("FAD")
AFFO	$16,299	$9,398	$6,901	$17,252	$6,838
Scheduled principal repayments	(1,683)	(873)	(810)	(1,299)	(667)
FAD	$14,616	$8,525	$6,091	$15,953	$6,171

Total weighted average shares and OP Units:
Basic	44,136	44,889	43,382	40,794	40,804
Diluted	44,555	45,317	43,792	41,075	41,104

FFO per share:
FFO per share - Basic	$0.49	$0.27	$0.21	$0.57	$0.24
FFO per share - Diluted	$0.48	$0.27	$0.21	$0.56	$0.23

AFFO per share - Basic	$0.37	$0.21	$0.16	$0.42	$0.17
AFFO per share - Diluted	$0.37	$0.21	$0.16	$0.42	$0.17

FAD per share - Basic	$0.33	$0.19	$0.14	$0.39	$0.15
FAD per share - Diluted	$0.33	$0.19	$0.14	$0.39	$0.15

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
(in thousands)

	Year-to-Date							Current Quarter
	Period ended June 30, 2012							Three months ended June 30, 2012
	Core Retail				Opportunity Funds			Core Retail				Opportunity Funds
			Total			`				Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$7,016	$322	$7,338	$-	$2,803	$708	$10,849	$3,985	$110	$4,095	$-	$2,087	$657	$6,839

Add back:
Depreciation and amortization	7,491	782	8,273	-	2,426	16	10,715	4,092	389	4,481	-	1,238	-	5,719
ASC 805 amortization	640	-	640	-	305	-	945	347	-	347	-	166	-	513
Interest expense	6,713	2,161	8,874	-	2,070	20	10,964	3,507	1,034	4,541	-	1,017	10	5,568
Amortization of finance costs	114	-	114	-	265	-	379	57	-	57	-	139	-	196
ASC 805 interest expense	39	-	39	-	(32)	-	7	44	-	44	-	(16)	-	28
Impairment of asset	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	248	-	248	-		(641)	(1,002)	248	-	248	-	(609)	(641)	(1,002)
Provision for income taxes	1,801	1	1,802	-	(113)	-	1,689	1,225	-	1,225	-	(37)	-	1,188
(Gain) loss on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest - OP	173	-	173	-	-	-	173	106	-	106	-	-	-	106
Noncontrolling interests	-	-	-	-	(14)	-	(14)	-	-	-	-	(8)	-	(8)

EBITDA	$24,235	$3,266	$27,501	$-	$7,710	$103	$34,705	$13,611	$1,533	$15,144	$-	$3,977	$26	$19,147

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	June 30, 2012	June 30, 2011	Favorable (unfavorable)	June 30, 2012	June 30, 2011	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Core properties	$13,474	$10,863		$25,487	$21,877
NOI - Discontinued Operations	-	186		-	849

Total NOI	13,474	11,049		25,487	22,726

NOI - Properties acquired, in redevelopment
and Discontinued Operations	(2,946)	(1,012)		(5,092)	(2,378)

Total	$10,528	$10,037	4.9%	$20,395	$20,348	0.2%

Same property NOI by revenues/expenses:

Revenues	$14,476	$14,360	0.8%	$28,563	$29,227	-2.3%
Expenses	3,948	4,323	8.7%	8,168	8,879	8.0%

Total Core Portfolio	$10,528	$10,037	4.9%	$20,395	$20,348	0.2%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Income Statements - Fee income by Opportunity Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Six months ended June 30, 2012
Asset and property management fees and priority distributions	$154	$2,270	$3,395	$474	$489	$6,782
Transactional fees	28	1,454	1,085	-	407	2,974
Total management fees and priority distributions	$182	$3,724	$4,480	$474	$896	$9,756

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended June 30, 2012
Asset and property management fees and priority distributions	$65	$1,167	$1,678	$474	$219	$3,603
Transactional fees	14	628	581	-	244	1,467
Total management fees and priority distributions	$79	$1,795	$2,259	$474	$463	$5,070

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Prior Quarter ended March 31, 2012
Asset and property management fees and priority distributions	$89	$1,103	$1,717	$-	$270	$3,179
Transactional fees	14	826	504	-	163	1,507
Total management fees and priority distributions	$103	$1,929	$2,221	$-	$433	$4,686

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported 1		Subsidiaries	Subsidiaries	Sheet 2			Notes
ASSETS
Real estate
Land	$330,612		$(153,282)	$16,159	$193,489			The interim consolidated balance sheet is unaudited, although it
Buildings and improvements	1,112,649		(519,511)	69,211	662,349			reflect all adjustments, which in the opinion of management,
Construction in progress	14,462		(4,988)	510	9,984			are necessary for the fair presentation of the consolidated
	1,457,723		(677,781)	85,880	865,822			balance sheet for the interim period.
Less: accumulated depreciation	(195,486)		51,428	(12,606)	(156,664)
Net real estate	1,262,237		(626,353)	73,274	709,158		2	The Company currently invests in Funds I, II, III & IV and Mervyns I & II
								which are consolidated with the Company's financial statements.
Net real estate under development	223,634	3	(178,323)	189	45,500			To provide investors with supplemental information, the Company's
								investments in these joint ventures are reflected above on a
Cash and cash equivalents	66,463		(25,835)	1,569	42,197			pro-rata basis by calculating its ownership percentage for each
Cash in escrow	19,690		(11,899)	977	8,768			of the above asset and liability line items. Similarly, the above
Investments in and advances to unconsolidated affiliates	75,495		(48,488)	(16,878)	10,130			presentation also includes the Company's share of assets and
Rents receivable, net	5,038		(1,676)	199	3,561			liabilities for unconsolidated investments which are accounted
Straight-line rents receivable, net	23,033		(12,839)	1,746	11,940			for under the equity method of accounting for the Company's
Notes Receivable	88,712		(31,138)	-	57,574			financial statements.
Deferred charges, net	28,681		(23,493)	1,456	6,644
Prepaid expenses and other assets	32,779		16,934	2,911	52,624	4	3	The components of Net real estate under development are as follows:
Acquired lease intangibles	27,028		(10,384)	1,374	18,018			Fund II	$191,191
Accounts receivable from related parties	1,474				1,474			Fund III	26,806
Assets of discontinued operations	-		-	-	-			Total Opportunity Funds	217,997
								Core Portfolio	5,637
Total Assets	$1,854,264		$(953,494)	$66,817	$967,588			Total	$223,634

LIABILITIES AND SHAREHOLDERS' EQUITY							4	The components of Prepaid expenses and other assets are as follows:
								Due from Fund Investors	$29,831
Mortgage notes payable	$854,362		(488,743)	$84,151	$449,770			Unsettled At-The-Market proceeds	3,586
Notes payable	930		-	-	930			Prepaid expenses	3,372
Valuation of debt at acquisition, net of amortization	(438)		(6)	145	(299)			Contract deposits	4,010
Acquired lease intangibles	9,087		(2,569)	2,606	9,124			Accrued interest on Notes Receivable	2,688
Accounts payable and accrued expenses	37,763		(12,313)	1,505	26,956			Income tax receivables	1,129
Dividends and distributions payable	8,483		-	-	8,483			Corporate assets	1,148
Share of losses in excess of inv. in unconsolidated affiliates	22,229		-	(22,229)	-			Other	6,860
Other liabilities	22,382		(9,003)	639	14,018			Total	$52,624
Liabilities of discontinued operations	-		-	-	-
Total liabilities	954,798		(512,634)	66,817	508,982

Shareholders' equity:
Common shares	46		-	-	46
Additional paid-in capital	415,965		-	-	415,965
Accumulated other comprehensive income	(4,484)		-	-	(4,484)
Retained earnings	34,161		-	-	34,161
Total controlling interest	445,688		-	-	445,688
Non-controlling interest in subsidiary	453,778		(440,860)	-	12,918
Total shareholders' equity	899,466		(440,860)	-	458,606

Total Liabilities and Shareholders' Equity	$1,854,264		$(953,494)	$66,817	$967,588

Notes Receivable
(in thousands)

	Balance at		Balance at							Underlying third-party
	March 31, 2012	Second	June 30, 2012			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate 1	Dates	Options	Amount	Maturity Dates

First mortgage and other notes	$6,749	$(1,080)	$5,669	$113	$5,782	13.57%	17.52%	2012 to 2017	-	n/a	n/a

Short-term notes related to acquisitions	28,500	(6,000)	22,500	686	23,186	11.62%	11.62%	2012 to 2017	-	n/a	n/a

Mezzanine notes	18,755	98	18,853	897	19,750	12.74%	14.36%	2013 to 2017	-	311,716	2012 thru 2019

Total notes receivable	$54,004	$(6,982)	$47,022	$1,696	$48,718	12.30%	13.43%

Notes:
1 Inclusive of points and exit fees.
			Balance at
Reconciliation of Notes Receivable to the Consolidated Balance Sheet			June 30, 2012

Total Notes Receivable per above			$47,022

Fund I first mortgage loan - Kroger/Safeway sale			12,609
Fund III first mortgage investments			28,500
Fund III non-real estate loans			581

Total Notes Receivable per Consolidated Balance Sheet			$88,712

2012 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2012 Guidance	2011 Actual
Overall:

Fully diluted Common Shares and OP Units	45,500 - 48,000	41,467

Full year Funds from Operations ("FFO") per share	$1.00 to $1.05	$0.97

Earnings per Share ("EPS")	$0.54 to $0.60	$1.26

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$48.0 to $51.0	$43.9

Asset and property management fee income, net of TRS taxes	$14.0 to $14.5	$12.1

Transactional fee income, net of TRS taxes	$5.0 to $6.5	$6.2

Promote, RCP and other income, net of TRS taxes	$1.0 to $1.5	$1.5

General and administrative expense	$(22.5) to $(23.0)	$(23.4)

Total	$45.5 to $50.5	$40.3

Net Asset Valuation Information
(in thousands)

	CORE	FUND I			FUND II				FUND III
		Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
			%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$13,474		--		$-	$-	20.00%	$-	$3,419	$13,676	19.90%	$2,722
Operating properties - Unconsolidated Affiliates					-	-			1,824	7,296		1,452
Development Portfolio
Construction complete - Stabilized	-				4,066	16,264		3,253	-	-		-
Construction complete - Pre-stabilized	-				1,971	7,884		1,577	387	1,548		308
Storage portfolio	-				446	1,784		357	3,521	14,084		2,803
Total NOI	$13,474				$6,483	$25,932		$5,186	$9,151	$36,604		$7,284

Cost to Date2
Construction complete (both stabilized and pre-stabilized)						$422,400		$84,480		$24,900		$4,955
Under construction						117,500		23,500		-		-
In-design						34,500		6,900		75,500		15,025
Storage portfolio						-		-		186,700		37,154

Costs to Complete2
Construction complete (both stabilized and pre-stabilized)						$6,600		$1,320		$-		$-
Under construction						137,300		27,460		-		-
In-design						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$34,320		$6,864		$1,992		$396
Storage portfolio						-		-		14,936		2,972
Under construction						20,384		4,077		-		-

Debt	$327,925	$-				$335,298		$62,612		$326,932		$60,162

Gross asset value1		18,300
Net Asset Value		$18,300	37.78%	$ 6,914

Notes:
1Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% (AKR remaining share after promote) = 37.78%.
2See detail on pages 28 and 29 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended June 30,				Period ended June 30,					Three months ended June 30,		Three months ended March 31,

	2012		2011		2012		2011			2012		2012
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$19,147		$13,892		$34,705		$32,331		Debt4	$450,700		$422,367
Divided by Interest expense	5,568		6,156		10,964		11,905		Total Market Capitalization	1,524,886		1,419,065
Interest Coverage Ratio	3.44	x	2.26	x	3.17	x	2.72	x	Debt/Total Market Capitalization	30%		30%

EBITDA	$19,147		$13,892		$34,705		$32,331		Debt4, 6	$408,503		$385,645
Divided by (Interest expense	5,568		6,156		10,964		11,905		Total Market Capitalization	1,482,689		1,382,343
Plus: Preferred Dividends)3	5		5		10		10		Net Debt/Total Market Capitalization	28%		28%
Fixed Charge Coverage Ratio	3.44	x	2.25	x	3.16	x	2.71	x
									Debt + Preferred Equity (Preferred O.P. Units)	$451,281		$422,932
EBITDA	$19,147		$13,892		$34,705		$32,331		Total Market Capitalization	1,524,886		1,419,065
Divided by (Interest expense	5,568		6,156		10,964		11,905		Debt+Preferred Equity/Total Market Capitalization	30%		30%
Plus: Principal Amortization)	873		667		1,683		1,299
Debt Service Coverage Ratio	2.97	x	2.04	x	2.74	x	2.45	x	Debt	$327,925		$297,734
									EBITDA (Annualized)	60,576		49,428
Payout Ratios									Debt/EBITDA - Core Portfolio	5.41	x	6.02	x

Dividends (Shares) & Distributions (OP Units) paid	$8,097		$7,506		$16,011		$15,011		Debt5	$295,027		$268,182
FFO	12,165		9,619		21,463		23,189		EBITDA (Annualized)	60,576		49,428
FFO Payout Ratio	67%		78%		75%		65%		Net Debt/EBITDA - Core Portfolio	4.87	x	5.43	x

Dividends (Shares) & Distributions (OP Units) paid	$8,097		$7,506		$16,011		$15,011		Debt	$450,700		$422,367
AFFO	9,398		6,838		16,299		17,252		EBITDA (Annualized)	76,485		62,232
AFFO Payout Ratio	86%		110%		98%		87%		Debt/EBITDA - Core Portfolio and Opportunity Funds	5.89	x	6.79	x

Dividends (Shares) & Distributions (OP Units) paid	$8,097		$7,506		$16,011		$15,011		Debt6	$408,503		$385,645
FAD	8,525		6,171		14,616		15,953		EBITDA (Annualized)	76,485		62,232
FAD Payout Ratio	95%		122%		110%		94%		Net Debt/EBITDA - Core Portfolio and Opportunity Funds	5.34	x	6.20
													x
									NOI (Annualized)	$53,896		$48,052
Notes:									Debt	327,925		297,734
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating									Debt Yield - Core Portfolio	16.4%		16.1%
results for the interim periods. The coverage ratios include the Company's pro-rata share of EBITDA, interest expense and principal amortization related to both
the Company's consolidated and unconsolidated investments in joint ventures.									NOI (Annualized)	$53,896		$48,052
2See page 9 for a calculation of EBITDA.									Debt5	295,027		268,182
3Represents preferred distributions on Preferred Operating partnership Units.									Net Debt Yield - Core Portfolio	18.3%		17.9%
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
5Reflects debt net of the current Core Portfolio cash balance at end of period.									NOI (Annualized)	$66,885		$60,368
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance at end of period.									Debt	450,700		422,367
									Debt Yield - Core Portfolio and Opportunity Funds	14.8%		14.3%

									NOI (Annualized)	$66,885		$60,368
									Debt6	408,503		385,645
									Net Debt Yield - Core Portfolio and Opportunity Funds	16.4%		15.7%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$353,914	5.5%	$33,930	5.1%	$387,844	5.5%	86%	$125,616	$(73,738)	$439,722
Variable-Rate Debt	(25,989)	2.1%	88,844	3.0%	62,855	3.6%	14%	363,127	(10,413)	415,570

Total	$327,925	5.6%	$122,775	4.1%	$450,700	5.2%	100%	$488,743	$(84,151)	855,292

ASC 805 purchase price debt allocation										(438)
Total debt as reported										$854,854

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Debt Analysis
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2012	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,420	100.0%	$4,420	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,760	100.0%	13,760	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	59,878	49.0%	29,339	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,158	100.0%	17,158	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,843	100.0%	11,843	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,501	100.0%	33,501	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	14,434	100.0%	14,434	5.62%	2/1/2016	None
Chicago Portfolio	Acadia	1,532	100.0%	1,532	5.55%	2/1/2016	None
The Gateway Shopping Center	Acadia	20,174	100.0%	20,174	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	6,986	100.0%	6,986	6.26%	5/1/2016	None
Cambridge (Rite Aid)	Acadia	4,250	100.0%	4,250	3.68%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,328	100.0%	23,328	6.06%	10/1/2016	None
Brentwood	Acadia	16,510	100.0%	16,510	6.35%	12/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100.0%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,250	100.0%	26,250	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	6,361	50.0%	3,181	6.15%	6/15/2020	None
Georgetown Portfolio	Acadia	979	50.0%	490	5.50%	5/26/2021	None
A & P Shopping Plaza	Acadia	7,791	60.0%	4,675	6.40%	11/1/2032	None
Interest rate swaps1	Acadia	64,720	100.0%	64,720	4.77%	Various

Sub-Total Fixed-Rate Debt		527,005		353,914	5.50%

Variable-Rate Debt

Georgetown Portfolio	Acadia	2,735	50.0%	1,368	Libor + 210	10/31/2012	None
Various2	Acadia	-	100.0%	-	Libor + 125	12/1/2012	None
Branch Plaza	Acadia	12,643	100.0%	12,643	Libor + 225	9/30/2014	1 x 36 mos.
Village Commons Shopping Center	Acadia	9,251	100.0%	9,251	Libor + 140	6/30/2018	None
West Diversey	Acadia	15,469	100.0%	15,469	Libor + 190	4/27/2019
Interest rate swaps1	Acadia	(64,720)	100.0%	(64,720)

Sub-Total Variable-Rate Debt		(24,622)		(25,989)	Libor + 190

Total Core Portfolio Debt		$502,383		$327,925	5.62%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2012	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Park Centre	Fund III	19,693	19.9%	3,920	5.85%	12/1/2013	None
Lincoln Road7	Fund III	20,068	18.9%	3,795	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
Atlantic Avenue	Fund II	11,501	13.3%	1,534	7.34%	1/1/2020	None
Interest rate swaps1	Funds II & III	98,451	16.1%	15,861	3.74%	Various

Sub-Total Fixed-Rate Debt		195,213		33,930	5.11%

Variable-Rate Debt
Liberty Avenue	Fund II	9,299	19.8%	1,843	Libor + 325	9/1/2012	None
Fordham Place3	Fund II	83,630	19.8%	16,575	Libor + 350	9/30/2012	None
Acadia Strategic Opportunity Fund III, LLC5	Fund III	82,940	19.9%	16,505	Libor + 225	10/10/2012	None
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 600	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Storage Post - Various4	Fund III	42,000	18.9%	7,940	Libor + 415	8/31/2013	None
Pelham Manor Shopping Plaza3	Fund II	33,977	19.8%	6,734	Libor + 275	12/1/2013	None
125 Main Street	Fund III	12,500	15.9%	1,991	Libor + 235	9/30/2014	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	32,400	20.0%	6,480	Libor + 290	12/22/2014	None
Parkway Crossing8	Fund III	13,965	17.9%	2,502	Libor + 220	1/1/2015	2 x 12 mos.
Canarsie Plaza	Fund II	69,441	15.9%	11,010	Libor + 225	5/1/2015	None
640 Broadway	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	73,881	19.9%	14,702	Libor + 190	10/26/2015	None
White City Shopping Center6	Fund III	39,135	16.7%	6,543	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds II & III	(98,451)	16.1%	(15,861)

Sub-Total Variable-Rate Debt		467,017		88,844	Libor + 276

Total Opportunity Funds Portfolio Debt		$662,230		$122,774	4.09%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average	Maturity
	principal	Share	Swap rate	Date

Core Portfolio	$15,000	$15,000	3.79%	11/30/2012
	15,000	15,000	3.41%	11/30/2012
	10,000	10,000	2.65%	11/30/2012
	9,251	9,251	2.90%	7/2/2018
	15,469	15,469	1.57%	5/1/2019
	$64,720	$64,720	2.87%

Opportunity Funds	$19,234	$3,216	2.90%	12/26/2017
	9,776	1,635	3.02%	12/26/2017
	36,165	5,734	0.70%	5/1/2015
	33,276	5,276	0.70%	5/1/2015
	$98,451	$15,861	1.39%

Total Core Portfolio and Opportunity Funds	$163,171	$80,581	2.58%

2This is a revolving facility for up to $64,500 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road, Lawrence and Ridgewood.
5This is an acquisition facility with no current additional capacity.
6Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
7Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
8Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$2,515	$2,735	$5,250	$2,185	$1,368	$3,553	2.35%	n/a	2.35%
2013	5,188	-	5,188	4,494	-	4,494	n/a	n/a	n/a
2014	5,279	74,406	79,685	4,545	45,280	49,825	5.47%	5.47%	n/a
2015	3,899	27,344	31,243	3,745	27,344	31,089	5.04%	5.04%	n/a
2016	2,413	276,634	279,047	2,250	147,367	149,617	5.91%	5.91%	n/a
Thereafter	9,203	92,767	101,970	6,398	82,949	89,347	4.39%	5.60%	2.14%
Total	$28,497	$473,886	$502,383	$23,617	$304,308	$327,925

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$3,244	$175,440	$178,684	$438	$34,986	$35,424	3.74%	n/a	3.74%
2013	5,532	140,229	145,761	638	27,801	28,439	4.56%	5.85%	4.36%
2014	4,346	54,179	58,525	512	10,597	11,109	5.72%	6.71%	3.15%
2015	3,022	155,486	158,508	224	28,382	28,606	2.37%	n/a	2.37%
2016	1,173	33,733	34,906	116	4,148	4,264	2.97%	n/a	2.97%
Thereafter	2,754	83,092	85,846	445	14,488	14,933	4.25%	6.24%	2.74%
Total	$20,071	$642,159	$662,230	$2,373	$120,402	$122,775

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$2,515	$2,735	$5,250	$2,185	$1,368	$3,553	2.35%	n/a	2.35%
2013	5,188	-	5,188	4,494	-	4,494	n/a	n/a	n/a
2014	5,239	86,502	91,741	4,505	57,376	61,881	5.06%	5.47%	2.50%
2015	3,664	27,344	31,008	3,510	27,344	30,854	5.04%	5.04%	n/a
2016	2,118	280,440	282,558	1,955	151,173	153,128	5.88%	5.88%	n/a
Thereafter	8,408	78,230	86,638	5,603	68,412	74,015	4.70%	5.71%	1.94%
Total	$27,132	$475,251	$502,383	$22,252	$305,673	$327,925

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt
2012	$3,244	$175,440	$178,684	$437	$34,986	$35,423	3.74%	n/a	3.74%
2013	5,532	160,879	166,411	638	31,689	32,327	4.33%	5.85%	4.12%
2014	4,346	66,679	71,025	512	12,588	13,100	5.13%	6.71%	2.90%
2015	2,706	169,824	172,530	224	28,980	29,204	2.44%	n/a	2.44%
2016	730	-	730	116	-	116	n/a	n/a	n/a
Thereafter	1,023	71,827	72,850	155	12,450	12,605	4.54%	6.24%	2.85%
Total	$17,581	$644,649	$662,230	$2,082	$120,693	$122,775

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital commitment	$90 million	$300 million	Anticpated to be $475 million	$465.1 million committed to date
			(Original was $503 million)	Anticpate $500 million to $550 million in total
Funding	Fully funded	$282.2 million funded through June 30, 2012	$341.0 million funded through June 30, 2012	$0 funded through June 30, 2012

Partnership structure

Equity Contribution and	22.22% - Acadia	20% - Acadia	20% - Acadia	20% to 25% - Acadia
Cash flow distribution:	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors	75% to 80% - Institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	All unfunded capital is anticipated to be used to	Formation date May 16, 2012
	has been paid. Acadia is entitled to a Promote	complete existing projects	fund pending acqusitions and complete existing
	on all future distributions.		projects

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total	Priority distribution fee equal to 1.5% of total
	capital	committed capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

			Development fee equal to 3% of total project cost	Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail
									Leased
		Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	75%	97,500	-	97,500	69.23%	-	69.23%	69.23%	$302,076	$-	$302,076	$4.48	$-	$4.48

Fund II Portfolio Detail 2

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	58,981	228,493	100.00%	64.96%	90.96%	94.41%	$4,287,282	$1,316,040	$5,603,322	$25.29	$34.35	$26.96
Fordham Place	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	70.73%	82.92%	100.00%	432,480	340,191	772,671	39.75	31.55	35.67
Canarsie Plaza	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	177,135	96,407	273,542	100.00%	81.72%	93.56%	97.77%	5,100,000	2,578,974	7,678,974	28.79	32.73	30.01
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	100.00%	2,340,000	120,000	2,460,000	39.00	-	41.00
161st Street1	Various New York City & State agencies	99.1%	107,026	125,376	232,402	100.00%	71.49%	84.62%	100.00%	2,836,188	2,371,322	5,207,510	26.50	26.46	26.48

Total - Fund II			599,452	340,556	940,008	100.00%	76.95%	91.65%	97.99%	$17,869,178	$9,373,059	$27,242,237	$29.81	$35.77	$31.62

Fund III Portfolio Detail 2

NEW YORK

Connecticut
125 Main Street	Gap, Brooks Brothers For Women	100.0%	17,448	9,585	27,033	100.00%	68.70%	88.90%	88.90%	$1,350,000	$390,944	$1,740,944	$77.37	$59.37	$72.44

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,310	641,211	95.63%	83.59%	92.47%	92.47%	6,185,123	3,377,949	9,563,072	13.68	24.01	16.13
654 Broadway	-	100.0%	-	2,896	2,896	-	100.00%	100.00%	100.00%	-	300,000	300,000	-	103.59	103.59
640 Broadway	Swatch	50.0%	-	4,483	4,483	-	74.21%	74.21%	74.21%	-	645,281	645,281	-	193.96	193.96
New Hyde Park Shopping Center	-	100.0%	-	31,498	31,498	-	91.25%	91.25%	91.25%	-	853,704	853,704	-	29.70	29.70

NEW ENGLAND

Massachusetts
White City Shopping Center4	Shaw's (Supervalu)	84.0%	131,618	124,072	255,690	85.50%	79.10%	82.40%	92.55%	1,650,048	3,079,106	4,729,154	14.66	31.37	22.45

MID-ATLANTIC

Maryland
Parkway Crossing3	Home Depot, Shop Rite, Big Lots	90.0%	192,836	67,405	260,241	100.00%	78.64%	94.47%	94.47%	704,710	966,887	1,671,597	3.65	18.24	6.80

SOUTHEAST

Florida
Lincoln Road5	Starbucks, Sushi Samba	95.0%	-	61,443	61,443	-	31.89%	31.89%	38.65%	-	2,265,164	2,265,164	-	115.60	115.60

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	100.0%	49,878	55,707	105,585	100.00%	54.39%	75.94%	75.94%	1,077,752	1,511,000	2,588,752	21.61	49.87	32.29
Lincoln Park Centre		100.0%	-	62,745	62,745	-	59.76%	59.76%	59.76%	-	1,607,359	1,607,359	-	42.87	42.87

Total - Fund III			864,681	588,144	1,452,825	95.40%	71.543%	85.74%	87.82%	$10,967,633	$14,997,394	$25,965,027	$13.30	$35.64	$20.84

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.

Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%

1Currently operating, but redevelopment activities have commenced.

2Fund II and Fund III portfolio detail does not include the Storage Portfolio. Storage Portfolio property detail is reported separately on page 31 of this supplement.
3 Fund III has a 90.0% interest in this unconsolidated investment. A lease has been executed with Shop Rite replacing the former A&P with commencement anticipated in the second half of 2012.
4Fund III has an 84.0% interest in this unconsolidated investment.
5Fund III has an 95.0% interest in this unconsolidated investment.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	2	67,500	100.00%	$302,076	100.00%	$4.48
Total	2	67,500	100.00%	$302,076	100.00%	$4.48

Total Vacant		30,000
Total Square Feet		97,500

Opportunity Funds Lease Expirations
	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	127,175	21.22%	3,400,360	19.03%	26.74
2019	1	39,705	6.62%	1,747,020	9.78%	44.00
2021	1	19,958	3.33%	423,110	2.37%	21.20
2023	1	35,194	5.87%	1,126,208	6.30%	32.00
2027	1	60,000	10.01%	2,340,000	13.10%	39.00
2030	1	177,135	29.55%	5,100,000	28.54%	28.79
2032	1	10,880	1.81%	432,480	2.42%	39.75
2033	1	129,405	21.59%	3,300,000	18.47%	25.50
Total	9	599,452	100.00%	$17,869,178	100.00%	$29.81

Total Vacant		-
Total Square Feet		599,452

Shop Tenants
Month to Month	1	9,967	3.80%	$99,670	1.06%	$10.00
2012	1	15,500	5.91%	372,000	3.97%	24.00
2014	1	5,081	1.94%	193,078	2.06%	38.00
2016	1	2,000	0.76%	86,000	0.92%	43.00
2018	1	3,600	1.37%	156,600	1.67%	43.50
2019	4	9,318	3.56%	496,684	5.30%	53.30
2020	3	16,309	6.22%	547,183	5.84%	33.55
2021	10	22,869	8.73%	837,546	8.94%	36.62
2022	3	17,574	6.71%	724,794	7.73%	41.24
2023	1	31,417	11.99%	1,131,012	12.07%	36.00
2027	1	6,208	2.37%	217,901	2.32%	35.10
2031	4	81,492	31.10%	2,425,021	25.87%	29.76
2032	1	30,712	11.72%	885,570	9.45%	28.83
2048	1	10,000	3.82%	1,200,000	12.80%	120.00
Total	33	262,047	100.00%	$9,373,059	100.00%	$35.77

Total Vacant		78,509
Total Square Feet		340,556

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.16%	$99,670	0.38%	$10.00
2012	1	15,500	1.80%	372,000	1.38%	24.00
2013	2	127,175	14.76%	3,400,360	12.48%	26.74
2014	1	5,081	0.59%	193,078	0.71%	38.00
2016	1	2,000	0.23%	86,000	0.32%	43.00
2018	1	3,600	0.42%	156,600	0.57%	43.50
2019	5	49,023	5.69%	2,243,704	8.24%	45.77
2020	3	16,309	1.89%	547,183	2.01%	33.55
2021	11	42,827	4.97%	1,260,656	4.63%	29.44
2022	3	17,574	2.04%	724,794	2.66%	41.24
2023	2	66,611	7.73%	2,257,220	8.29%	33.89
2027	2	66,208	7.69%	2,557,901	9.39%	38.63
2030	1	177,135	20.56%	5,100,000	18.72%	28.79
2031	4	81,492	9.46%	2,425,021	8.90%	29.76
2032	2	41,592	4.83%	1,318,050	4.84%	31.69
2033	1	129,405	15.02%	3,300,000	12.11%	25.50
2048	1	10,000	1.16%	1,200,000	4.40%	120.00
Total	42	861,499	100.00%	$27,242,237	100.00%	$31.62

Total Vacant		78,509
Total Square Feet		940,008

Opportunity Funds Lease Expirations
	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	48,855	5.92%	$877,689	8.00%	$17.97
2014	2	56,379	6.83%	908,695	8.29%	16.12
2015	2	29,489	3.57%	489,840	4.47%	16.61
2016	2	45,611	5.53%	519,580	4.74%	11.39
2017	2	52,131	6.32%	957,350	8.73%	18.36
2018	3	238,707	28.94%	2,607,355	23.77%	10.92
2021	1	53,049	6.43%	1,732,967	15.80%	32.67
2022	1	65,028	7.88%	1,040,448	9.49%	16.00
2023	1	19,536	2.37%	263,736	2.40%	13.50
2025	1	49,878	6.05%	1,077,751	9.83%	21.61
2032	2	166,275	20.16%	492,222	4.49%	2.96
Total	19	824,938	100.00%	$10,967,633	100.00%	$13.30

Total Vacant		39,743
Total Square Feet		864,681

Shop Tenants
Month to Month	4	6,400	1.52%	$142,403	0.95%	$22.25
2012	8	21,220	5.04%	476,382	3.18%	22.45
2013	16	60,349	14.34%	1,893,071	12.62%	31.37
2014	21	74,096	17.61%	2,208,941	14.73%	29.81
2015	10	21,095	5.01%	878,324	5.86%	41.64
2016	20	66,538	15.81%	2,229,688	14.87%	33.51
2017	9	40,701	9.67%	1,612,598	10.75%	39.62
2018	12	39,816	9.46%	1,262,249	8.42%	31.70
2019	3	13,450	3.20%	1,047,505	6.98%	77.88
2020	3	6,175	1.47%	139,509	0.93%	22.59
2021	6	26,563	6.31%	972,602	6.49%	36.61
2022	3	6,932	1.65%	245,987	1.64%	35.49
2023	1	17,611	4.19%	776,250	5.18%	44.08
2026	2	9,110	2.17%	342,983	2.29%	37.65
2027	1	4,227	1.00%	289,550	1.93%	68.50
2028	2	6,496	1.54%	479,352	3.20%	73.79
Total	121	420,779	100.00%	$14,997,394	100.00%	$35.64

Total Vacant		167,365	1	(0)
Total Square Feet		588,144

Total Anchor and Shop Tenants
Month to Month	4	6,400	0.51%	$142,403	0.55%	$22.25
2012	8	21,220	1.70%	476,382	1.83%	22.45
2013	18	109,204	8.77%	2,770,760	10.67%	25.37
2014	23	130,475	10.47%	3,117,636	12.01%	23.89
2015	12	50,584	4.06%	1,368,164	5.27%	27.05
2016	22	112,149	9.00%	2,749,268	10.59%	24.51
2017	11	92,832	7.45%	2,569,948	9.90%	27.68
2018	15	278,523	22.36%	3,869,604	14.90%	13.89
2019	3	13,450	1.08%	1,047,505	4.03%	77.88
2020	3	6,175	0.50%	139,509	0.54%	22.59
2021	7	79,612	6.39%	2,705,569	10.42%	33.98
2022	4	71,960	5.78%	1,286,435	4.95%	17.88
2023	2	37,147	2.98%	1,039,986	4.01%	28.00
2025	1	49,878	4.00%	1,077,751	4.15%	21.61
2026	2	9,110	0.73%	342,983	1.32%	37.65
2027	1	4,227	0.34%	289,550	1.12%	68.50
2028	2	6,496	0.52%	479,352	1.85%	73.79
2032	2	166,275	13.35%	492,222	1.90%	2.96
Total	140	1,245,717	100.00%	$25,965,027	100.00%	$20.84

Total Vacant		207,108		0
Total Square Feet		1,452,825

Urban/Street Retail Developments - Operating Properties
($ in millions)					Acquisition & Development Costs
						Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)4	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Fordham Place	Bronx	262,000	100% Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	$133.1	$2.6	$135.7	$83.6
			100% Office
Pelham Manor Shopping Plaza1	Westchester	320,000	94%	BJ's Wholesale Club, PetSmart, Storage Post	63.6	0.5	64.1	34.0
216th Street	Manhattan	60,000	100%	NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue1	Queens	125,000	100%	CVS, Storage Post	16.0	-	16.0	9.3
161st Street2	Bronx	232,000	100%	Various New York City and State Agencies	67.4	3.5	70.9	28.9
Atlantic Avenue	Brooklyn	110,000	n/a	Storage Post	22.6	-	22.6	11.5
Canarsie Plaza3	Brooklyn	274,000	98%	BJ's Wholesale Club, Planet Fitness, PetSmart	92.0	-	92.0	69.4
SUBTOTAL - FUND II, OPERATING		1,383,000	97% Retail 100% Office		$422.4	$6.6	$429.0	$262.2

FUND III
125 Main Street	Westport, CT	27,000	89%	Gap, Brooks Brothers Women	$24.9	$-	$24.9	$12.5

Notes:
1 Acquired a leasehold interest in this property.
2 Redevelopment currently in progress.
3 Incurred cost is net of lease termination income of $23.9 million from former anchor tenant.
4 Excludes the self-storage facilities at Pelham Manor Shopping Plaza, Liberty Avenue, and Atlantic Avenue.
Reconciliation of total incurred development costs to the Balance Sheet:
By Balance Sheet Line Item:
Operating Real Estate			$514.5
Net Real Estate Under Development			218.0
Gain From Bargain Purchase (CityPoint)			(33.8)
Lease Termination Income (Canarsie Plaza)			(23.9)
Total Incurred Development Costs			$674.8
By Project Status:
Operating Properties			$447.3
Under Construction			117.5
In Design			110.0
Total Incurred Development Costs			$674.8

Urban/Street Retail Developments - Construction & Design
($ in millions)

							Acquisition & Development Costs
		Estimated						Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)		Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
City Point1	Brooklyn	TBD	685,000-710,000	26	%2	Century 21	$117.5	$132.5-$ 222.5	$250.0-$ 340.0	$40.7
In Design
Sherman Plaza	Manhattan	TBD	TBD	-		TBD	$34.5	TBD	TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-		TBD	$22.8	TBD	TBD	$-
Lincoln Road Portfolio3	Miami Beach, FL	TBD	61,443	39%		Starbucks, Sushi Samba	52.7	TBD	TBD	20.1
SUBTOTAL - Fund III, In Design							$75.5	TBD	TBD	$20.1

Notes:
1 Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed.
Construction of the next approximately 625,000 square feet (Phase 2) is anticipated to start during 2012.
2 Leased percentage calculated on approximately 475,000 rentable square feet.
3 Data reflects the status of the portfolio as of 6/30/12; certain properties are in the design phase pending redevelopment.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through June 30, 2012

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$-	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	3,099	86,372	3.7	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	783	5,921	0.9	x
		2008
Total			$62,184	$3,882	$141,817	2.3	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Storage Portfolio Property Detail

Operating Properties	Location	Net Rentable Square Feet	Quarter ended:	Portfolio Occupancy

Fund III			June 30, 2012	91.6%
Suffern	Suffern, New York	78,800	March 31, 2012	88.3%
Yonkers	Westchester, New York	100,697	December 31, 2011	87.0%
Jersey City	Jersey City, New Jersey	76,770	September 30, 2011	87.2%
Webster Ave	Bronx, New York	36,271	June 30, 2011	85.6%
Linden	Linden, New Jersey	84,035
Bruckner Blvd	Bronx, New York	89,422
New Rochelle	Westchester, New York	42,149
Lawrence	Lawrence, New York	97,743
Long Island City	Queens, New York	134,168
Fordham Road	Bronx, New York	85,455
Ridgewood	Queens, New York	87,645

Fund II
Liberty Avenue	Queens, New York	72,900
Pelham Plaza	Pelham Manor, New York	61,606
Atlantic Avenue	Brooklyn, New York	75,486

Total		1,123,147

Core Portfolio Retail Properties - Detail
									Leased
		Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1	-	75.0%	-	16,834	16,834	-	100.00%	100.00%	100.00%	$-	$1,554,663	$1,554,663	$-	$92.35	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	80.31%	88.57%	96.87%	1,486,006	1,750,847	3,236,853	23.73	25.16	24.48
A & P Shopping Plaza	A&P	60.0%	49,463	13,278	62,741	100.00%	100.00%	100.00%	100.00%	950,000	391,125	1,341,125	19.21	29.46	21.38
Total - New Jersey			112,073	99,930	212,003	100.00%	82.93%	91.95%	97.80%	2,436,006	2,141,972	4,577,978	21.74	25.85	23.48

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	91.32%	91.32%	95.27%	-	2,453,148	2,453,148	-	30.76	30.76
Branch Plaza	CVS	100.0%	74,050	52,223	126,273	14.92%	92.69%	47.08%	85.31%	251,388	1,387,582	1,638,970	22.75	28.67	27.57
Amboy Center	Stop & Shop (Ahold)	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	100.00%	745,320	881,671	1,626,991	20.00	38.63	27.08
Bartow Avenue	-	100.0%	-	14,676	14,676	-	82.24%	82.24%	92.75%	-	392,430	392,430	-	32.50	32.50
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	100.0%	52,052	45,530	97,582	100.00%	89.51%	95.11%	95.11%	416,936	738,643	1,155,579	8.01	18.12	12.45
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	100.00%	1,265,000	-	1,265,000	23.00	-	23.00
West 54th Street	-	100.0%	-	9,756	9,756	-	90.86%	90.86%	90.86%	-	2,291,924	2,291,924	-	258.56	258.56
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center3	Kmart, Home Goods	49.0%	201,296	108,191	309,487	74.84%	82.81%	77.63%	77.63%	1,296,093	3,891,582	5,187,675	8.60	43.44	21.59
Third Avenue	Planet Fitness	100.0%	21,650	17,717	39,367	100.00%	58.23%	81.20%	81.20%	468,631	198,000	666,631	21.65	19.19	20.85
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	100.00%	-	383,160	383,160	-	61.55	61.55
28 Jericho Turnpike	Kohl's	100.0%	96,363	-	96,363	100.00%	-	100.00%	100.00%	1,650,000	-	1,650,000	17.12	-	17.12
4401 White Plains Road	Walgreens	100.0%	-	12,964	12,964	-	100.00%	100.00%	100.00%	-	625,000	625,000	-	48.21	48.21
Total - New York			557,299	377,436	934,735	79.61%	87.90%	82.96%	88.65%	6,718,368	13,243,140	19,961,508	15.14	39.92	25.74

Total New York			669,372	494,200	1,163,572	83.02%	87.31%	84.84%	90.48%	$9,154,374	$16,939,775	$26,094,149	$16.47	$39.26	$26.43

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop (Ahold)	100.0%	163,159	43,187	206,346	100.00%	95.30%	99.02%	99.02%	$969,144	$717,329	$1,686,473	$14.72	$17.43	$15.76

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	100.00%	799,145	222,225	1,021,370	6.66	22.18	7.86
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,152	218,137	100.00%	78.95%	94.10%	94.10%	1,178,872	476,379	1,655,251	7.51	9.87	8.06
Cambridge	Whole Foods, Rite Aid	100.0%	54,226	-	54,226	100.00%	-	100.00%	100.00%	1,130,470	-	1,130,470	20.85	-	20.85
Total - Massachusetts			331,215	71,169	402,384	100.00%	81.91%	96.80%	96.80%	3,108,487	698,604	3,807,091	9.39	11.98	9.77

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	95.53%	76.14%	89.54%	89.54%	1,263,777	853,662	2,117,439	6.73	12.74	8.31

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,471	101,655	100.00%	88.60%	96.81%	98.24%	1,353,904	528,953	1,882,857	18.50	20.97	19.13

Total New England			1,015,326	235,449	1,250,775	99.13%	83.37%	96.17%	96.28%	$8,524,018	$2,928,966	$11,452,984	$9.37	$14.92	$10.36

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3The Company has a 49% interest in this unconsolidated investment.

Core Portfolio Retail Properties - Detail (continued)
									Leased
		Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,445	99,137	100.00%	91.99%	96.17%	96.17%	$225,436	$892,557	$1,117,993	$4.36	$20.45	$11.73
Clark Diversey	The Vitamin Shoppe	100.0%	-	19,265	19,265	0.00%	95.72%	95.72%	100.00%	-	817,315	817,315	-	44.32	44.32
West Diversey	Trader Joe's, Urban Outfitters	100.0%	16,500	29,759	46,259	100.00%	100.00%	100.00%	100.00%	900,000	984,925	1,884,925	54.55	33.10	40.75
Chicago Street Retail Portfolio1	-	100.0%	-	75,693	75,693	-	100.00%	100.00%	100.00%	-	3,975,736	3,975,736	-	52.52	52.52
Total - Illinois			68,192	172,162	240,354	100.00%	97.31%	98.08%	98.42%	1,125,436	6,670,533	7,795,969	16.50	39.82	33.07

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,455	235,824	100.00%	82.17%	91.50%	91.50%	1,251,160	1,631,515	2,882,675	10.14	17.66	13.36
	TJ Maxx
Michigan
Bloomfield Towne Square2	Best Buy, Home Goods,	100.0%	153,839	82,583	236,422	100.00%	97.39%	99.09%	99.09%	1,683,029	1,764,739	3,447,768	10.94	21.94	14.72
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station3	Babies 'R' Us, Office Depot,	100.0%	58,185	67,944	126,129	100.00%	65.65%	81.50%	81.50%	552,195	718,132	1,270,327	9.49	16.10	12.36

Total Midwest			403,585	435,144	838,729	100.00%	88.47%	94.02%	94.12%	$4,611,820	$10,784,919	$15,396,739	$11.43	$28.01	$19.53

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,847	104,762	56.74%	92.08%	75.92%	75.92%	$539,040	$775,432	$1,314,472	$19.83	$14.81	$16.53

Delaware
Brandywine Town Center7	Lowes, Bed Bath & Beyond,	22.2%	827,471	48,222	875,693	96.98%	82.91%	96.20%	96.20%	12,234,940	601,304	12,836,244	15.25	15.04	15.24
	Target, Dicks Sporting Goods
Market Square Shopping Center7	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	96.94%	98.22%	98.22%	703,062	1,768,862	2,471,924	16.41	30.82	24.66
Naamans Road7	-	22.2%	-	19,984	19,984	0.00%	100.00%	100.00%	100.00%	-	801,691	801,691	-	40.12	40.12
Total - Delaware			870,321	127,403	997,724	97.13%	92.11%	96.49%	96.49%	12,938,002	3,171,857	16,109,859	15.31	27.03	16.73

Pennsylvania
Mark Plaza	Kmart	100.0%	104,956	1,900	106,856	100.00%	100.00%	100.00%	100.00%	204,664	36,000	240,664	1.95	18.95	2.25
Plaza 422	Home Depot, Dunham Sports	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	100.00%	806,351	373,261	1,179,612	5.50	12.86	6.72
Chestnut Hill4		100.0%	-	37,916	37,916	0.00%	33.63%	33.63%	75.52%	-	357,143	357,143	-	28.01	28.01
Abington Towne Center5	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	65.27%	94.90%	94.90%	283,500	666,505	950,005	10.50	32.16	19.91
Total - Pennsylvania			576,038	116,901	692,939	100.00%	69.04%	94.78%	97.07%	1,938,018	1,585,258	3,523,276	4.63	19.64	7.06

District of Columbia
Rhode Island Place Shopping Center	TJ Maxx	100.0%	24,996	32,533	57,529	100.00%	100.00%	100.00%	100.00%	312,450	1,310,000	1,622,450	12.50	40.27	28.20
Georgetown Portfolio6	-	50.0%	-	27,666	27,666	0.00%	100.00%	100.00%	100.00%	-	1,695,917	1,695,917	-	61.30	61.30
Total - District of Columbia			24,996	60,199	85,195	100.00%	100.00%	100.00%	100.00%	312,450	3,005,917	3,318,367	12.50	49.93	38.95

Total Mid-Atlantic			1,519,270	361,350	1,880,620	96.99%	85.96%	94.87%	95.71%	$15,727,510	$8,538,464	$24,265,974	$11.95	$27.49	$14.92

TOTAL CORE PROPERTIES			3,607,553	1,526,143	5,133,696	95.34%	86.71%	92.77%	94.41%	$38,017,722	$39,192,124	$77,209,846	$11.94	$29.62	$17.13

TOTAL CORE PROPERTIES - weighted based on ownership interest8			2,808,171	1,348,519	4,156,690	95.62%	86.24%	92.58%	94.60%	$26,913,537	$33,347,273	$60,260,809	$10.02	$28.67	$15.66

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1Includes 12 properties (56 E. Walton, 841 W. Armitage, 2731 N. Clark, 2140 N. Clybourn, 853 W. Armitage, 2299 N. Clybourn, 1521 Milwaukee, 843-45 W. Armitage, 1521 W. Belmont, 2206-08 N. Halsted, 2633 N. Halsted and 930 N Rush St.)

2Re-anchoring activities at this property commenced during the second quarter 2011 and was completed during the second quarter 2012.
3The GLA for this property excludes 29,857 square feet of office space.
4This consists of two separate buildings.
5Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6Includes six properties (1533 Wisconsin Ave., 3025 M St., 3034 M St., 3146 M St., 3259-61 M St. and 2809 M St.) The Company has a 50% interest in this unconsolidated portfolio.
7The Company has a 22.2% interest in this unconsolidated investment.
8Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	88.0%	4.7%	2	163,159	60,021	223,180	100.00%	96.62%	99.09%	$969,144	$2,271,992	$3,241,136

Delaware	22.2%	5.9%	3	870,321	127,403	997,724	97.13%	92.11%	96.49%	12,938,002	3,171,857	16,109,859

District of Columbia	50.0%	4.1%	7	24,996	60,199	85,195	100.00%	100.00%	100.00%	312,450	3,005,917	3,318,367

Illinois	100.0%	12.9%	15	68,192	172,162	240,354	100.00%	97.31%	98.08%	1,125,436	6,670,533	7,795,969

Indiana	100.0%	4.8%	1	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,631,515	2,882,675

Massachusetts	100.0%	6.3%	3	331,215	71,169	402,384	100.00%	81.91%	96.80%	3,108,487	698,604	3,807,091

Michigan	100.0%	5.7%	1	153,839	82,583	236,422	100.00%	97.39%	99.09%	1,683,029	1,764,739	3,447,768

New Jersey	88.3%	8.9%	3	159,988	156,777	316,765	87.04%	86.25%	86.65%	2,975,046	2,917,404	5,892,450

New York	86.7%	32.0%	14	808,357	382,051	1,190,408	85.94%	88.05%	86.62%	8,547,074	13,373,558	21,920,632

Ohio	100.0%	2.1%	1	58,185	67,944	126,129	100.00%	65.65%	81.50%	552,195	718,132	1,270,327

Pennsylvania	100.0%	5.8%	5	576,038	116,901	692,939	100.00%	69.04%	94.78%	1,938,018	1,585,258	3,523,276

Rhode Island	100.0%	3.5%	1	196,710	88,007	284,717	95.53%	76.14%	89.54%	1,263,777	853,662	2,117,439

Vermont	100.0%	3.1%	1	73,184	28,471	101,655	100.00%	88.60%	96.81%	1,353,904	528,953	1,882,857

Total - Core Portfolio		100.0%	57	3,607,553	1,526,143	5,133,696	95.34%	86.71%	92.77%	$38,017,722	$39,192,124	$77,209,846

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						Pro-Rata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
	in Core									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	4.2%	4.0%

Ahold (Stop and Shop)	3	155,177	2,131,400	-	-	155,177	2,131,400	155,177	2,131,400	3.7%	3.5%

A&P	2	97,236	2,001,006	-	-	97,236	2,001,006	77,451	1,621,006	1.9%	2.7%

TJX Companies	7	165,058	1,278,154	56,108	951,655	221,166	2,229,809	184,202	1,616,339	4.4%	2.7%
-- T.J. Maxx	4	88,200	773,100	31,175	428,062	119,375	1,201,162	95,127	854,724	2.3%	1.4%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	0.9%	0.3%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	51,863	603,464	1.2%	1.0%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	8.1%	2.4%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.6%	1.9%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.5%	0.4%

Walgreens	3	37,499	1,366,748	-	-	37,499	1,366,748	37,499	1,366,748	0.9%	2.3%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	5.1%	1.8%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	19,094	961,105	0.5%	1.6%

Dicks Sporting Goods	2	48,805	695,471	50,000	700,000	98,805	1,395,471	59,805	849,471	1.4%	1.4%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.8%	1.3%

Rite Aid	2	26,633	764,030	-	-	26,633	764,030	26,633	764,030	0.6%	1.3%
JP Morgan Chase Bank	5	21,104	552,043	3,745	325,000	24,849	877,043	22,039	658,145	0.5%	1.1%
Dollar Tree	7	63,816	653,499	-	-	63,816	653,499	63,816	653,499	1.5%	1.1%
Pier 1 Imports	3	19,255	462,466	8,818	348,576	28,073	811,042	23,576	633,268	0.6%	1.1%
Payless Shoesource	6	18,236	465,232	3,090	114,330	21,326	579,562	19,750	521,254	0.5%	0.9%
The Avenue	4	17,236	317,909	8,250	327,360	25,486	645,269	21,279	478,315	0.5%	0.8%
Coach	2	4,541	388,573	6,810	346,000	11,351	734,573	6,811	464,430	0.2%	0.8%
Drexel Heritage	2	13,315	352,848	21,827	471,245	35,142	824,093	18,161	457,559	0.4%	0.8%
Citibank	3	5,486	296,244	8,470	444,872	13,956	741,116	8,283	450,222	0.2%	0.7%
CVS	2	25,500	356,583	-	-	25,500	356,583	34,300	356,583	0.8%	0.6%

TOTAL	68	1,440,134	$18,443,655	279,518	$4,870,288	1,719,652	$23,313,943	1,531,967	$19,722,285	36.9%	32.7%

Notes:
1Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2012	2	101,917	3.20%	$742,396	1.95%	$7.28
2013	10	362,666	11.39%	4,444,321	11.69%	12.25
2014	7	258,558	8.12%	2,183,597	5.74%	8.45
2015	6	274,639	8.62%	3,835,262	10.09%	13.96
2016	7	262,966	8.26%	2,500,644	6.58%	9.51
2017	6	285,110	8.95%	3,539,819	9.31%	12.42
2018	4	330,649	10.38%	3,764,816	9.90%	11.39
2019	6	136,521	4.29%	1,137,580	2.99%	8.33
2020	6	329,713	10.35%	3,971,096	10.45%	12.04
2021	8	310,001	9.73%	3,602,917	9.48%	11.62
2022	2	69,837	2.19%	1,700,000	4.47%	24.34
2023	1	48,805	1.53%	695,471	1.83%	14.25
2024	3	188,506	5.92%	3,273,047	8.61%	17.36
2027	1	21,650	0.68%	468,631	1.23%	21.65
2028	5	202,935	6.37%	2,158,125	5.68%	10.63
Total	74	3,184,473	100.00%	$38,017,722	100.00%	$11.94

Anchor GLA Owned by Tenants		254,916
Total Vacant		168,164
Total Square Feet		3,607,553

Shop Tenants
Month to month	3	8,566	0.65%	$209,385	0.53%	$24.44
2012	28	82,992	6.27%	2,096,448	5.35%	25.26
2013	55	164,150	12.40%	4,857,216	12.39%	29.59
2014	59	231,348	17.48%	6,880,653	17.56%	29.74
2015	33	155,738	11.77%	2,944,940	7.51%	18.91
2016	50	237,247	17.93%	5,631,900	14.37%	23.74
2017	25	119,756	9.05%	4,581,073	11.69%	38.25
2018	21	68,892	5.21%	3,042,539	7.76%	44.16
2019	17	44,335	3.35%	2,264,283	5.78%	51.07
2020	12	27,270	2.06%	785,592	2.00%	28.81
2021	17	81,922	6.19%	2,163,968	5.52%	26.41
2022	13	46,565	3.52%	1,792,176	4.57%	38.49
2023	4	28,724	2.17%	604,404	1.54%	21.04
2025	1	3,120	0.24%	29,047	0.07%	9.31
2027	1	5,975	0.45%	358,500	0.91%	60.00
2030	1	3,745	0.28%	325,000	0.83%	86.78
2060	1	12,964	0.98%	625,000	1.59%	48.21
Total	341	1,323,309	100.00%	$39,192,124	100.00%	$29.62

Total Vacant		202,834
Total Square Feet		1,526,143

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
Month to month	3	8,566	0.19%	$209,385	0.27%	$24.44
2012	30	184,909	4.10%	2,838,844	3.68%	15.35
2013	65	526,816	11.69%	9,301,537	12.05%	17.66
2014	66	489,906	10.87%	9,064,250	11.74%	18.50
2015	39	430,377	9.55%	6,780,202	8.78%	15.75
2016	57	500,213	11.10%	8,132,544	10.53%	16.26
2017	31	404,866	8.98%	8,120,892	10.52%	20.06
2018	25	399,541	8.86%	6,807,355	8.82%	17.04
2019	23	180,856	4.01%	3,401,863	4.41%	18.81
2020	18	356,983	7.92%	4,756,688	6.16%	13.32
2021	25	391,923	8.69%	5,766,885	7.47%	14.71
2022	15	116,402	2.58%	3,492,176	4.52%	30.00
2023	4	77,529	1.72%	1,299,875	1.68%	16.77
2024	3	188,506	4.18%	3,273,047	4.24%	17.36
2025	1	3,120	0.07%	29,047	0.04%	9.31
2027	2	27,625	0.61%	827,131	1.07%	29.94
2028	5	202,935	4.50%	2,158,125	2.80%	10.63
2030	1	3,745	0.08%	325,000	0.42%	86.78
2060	1	12,964	0.29%	625,000	0.81%	48.21
Total	414	4,507,782	100.00%	$77,209,846	100.00%	$17.13

Anchor GLA Owned by Tenants		254,916
Total Vacant		370,998
Total Square Feet		5,133,696

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

	Period ended		3 months ended		3 months ended
	June 30, 2012		June 30, 2012		March 31, 2012
	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases executed	7	7	5	5	2	2
GLA	21,393	21,393	16,669	16,669	4,724	4,724
New base rent	$23.34	$24.66	$22.33	$23.23	$26.91	$29.70
Previous base rent (and percentage rent)	$25.90	$24.53	$27.83	$26.08	$19.07	$19.07
Percentage growth in base rent	-9.9%	0.5%	-19.8%	-10.9%	41.1%	55.7%
Average cost per square foot	$41.96	$41.96	$38.14	$38.14	$55.45	$55.45
Weighted Average Lease Term (years)	9.2	9.2	9.5	9.5	8.5	8.5

Renewal leases
Number of renewal leases executed	20	20	7	7	13	13
GLA	159,451	159,451	60,957	60,957	98,494	98,494
New base rent	$13.70	$14.27	$13.90	$14.00	$13.58	$14.43
Expiring base rent (and percentage rent)	$13.66	$13.07	$14.07	$13.64	$13.40	$12.71
Percentage growth in base rent	0.3%	9.2%	-1.2%	2.6%	1.3%	13.5%
Average cost per square foot	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Weighted Average Lease Term (years)	3.4	3.4	2.3	2.3	4.1	4.1

Total new and renewal Leases
Number of new and renewal leases executed	27	27	12	12	15	15
GLA commencing	180,844	180,844	77,626	77,626	103,218	103,218
New base rent	$14.84	$15.50	$15.71	$15.98	$14.19	$15.13
Expiring base rent (and percentage rent)	$15.10	$14.42	$17.02	$16.31	$13.66	$13.00
Percentage growth in base rent	-1.7%	7.4%	-7.7%	-2.0%	3.9%	16.4%
Average cost per square foot	$4.96	$4.96	$8.19	$8.19	$2.54	$2.54
Weighted Average Lease Term (years)	4.1	4.1	3.8	3.8	4.3	4.3

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Prior Quarter
	Period ended	3 months ended	3 months ended	Prior Year ended
	June 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Leasing Commissions	$622	$316	$306	$1,265
Tenant Improvements	2,995	1,412	1,583	5,823
Capital Expenditures	387	323	64	471
Total capital expenditures	4,004	2,051	1,953	7,559

Re-anchoring costs1	8,449	4,811	3,638	1,578
Total	$12,453	$6,862	$5,591	$9,137

Notes:
1 Represents costs associated with the Bloomfield Town Square and The Branch Plaza re-anchorings as discussed by the Company.

Property Demographics - Core
					3-Mile Radius2
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	1,554,663	16,834	66,764	24,760	126,648	180,475
Elmwood Park Shopping Center	Elmwood Park	NJ	3,236,853	149,262	254,598	84,884	59,534	70,827
A & P Shopping Plaza	Boonton	NJ	1,341,125	62,741	46,839	17,923	103,943	129,441
Village Commons Shopping Center	Smithtown	NY	2,453,148	87,330	66,766	23,288	111,019	137,242
The Branch Plaza	Smithtown	NY	1,638,970	126,273	66,916	23,389	110,173	136,382
Amboy Road	Staten Island	NY	1,626,991	60,090	147,590	54,454	87,821	103,110
Bartow Avenue	The Bronx	NY	392,430	14,676	571,167	212,683	47,950	59,131
Pacesetter Park Shopping Center	Pomona	NY	1,155,579	97,582	35,902	11,177	106,212	124,240
LA Fitness	Staten Island	NY	1,265,000	55,000	121,318	43,079	78,203	90,627
West 54th Street	Manhattan	NY	2,291,924	9,756	1,223,652	627,833	89,958	147,056
East 17th Street	Manhattan	NY	625,000	19,622	1,059,535	542,170	91,411	144,163
Crossroads Shopping Center	White Plains	NY	5,187,675	309,487	108,529	42,787	93,274	125,433
Third Avenue	Yonkers	NY	666,631	39,367	1,218,498	437,804	35,045	51,736
Mercer Street	New York	NY	383,160	6,225	923,759	452,623	85,085	129,584
4401 White Plains Road	White Plains	NY	625,000	12,964	565,820	212,940	52,461	66,174
Town Line Plaza	Rocky Hill	CT	1,686,473	206,346	46,398	19,516	78,060	91,541
Methuen Shopping Center	Methuen	MA	1,021,370	130,021	93,621	33,353	51,101	60,867
Crescent Plaza	Brockton	MA	1,655,251	218,137	98,732	35,274	57,418	66,869
Cambridge	Cambridge	MA	1,130,470	54,226	489,136	215,122	68,158	97,306
New Loudon Center	Latham	NY	1,959,124	255,673	45,708	18,694	65,042	78,848
Walnut Hill Plaza	Woonsocket	RI	2,117,439	284,717	63,856	25,805	56,673	65,553
The Gateway Shopping Center	So. Burlington	VT	1,882,857	101,655	50,684	19,217	51,090	66,456
Hobson West Plaza	Naperville	IL	1,117,993	99,137	124,307	43,292	107,747	133,753
Clark & Diversey	Chicago	IL	817,315	19,265	403,737	217,875	74,156	112,282
West Diversey	Chicago	IL	1,884,925	46,259	406,188	218,945	74,095	112,128
Chicago Urban/Street Retail Portfolio1	Chicago	IL	3,975,736	75,693	441,107	231,488	75,124	112,564
Merrillville Plaza	Hobart	IN	2,882,675	235,824	28,084	11,444	51,584	58,223
Bloomfield Town Square	Bloomfield Hills	MI	3,447,768	236,422	56,262	22,488	70,867	102,286
Mad River Station	Dayton	OH	1,270,327	126,129	63,784	27,917	58,431	70,473
Marketplace of Absecon	Absecon	NJ	1,314,472	104,762	32,818	11,478	62,164	74,221
Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	16,109,859	997,724	43,888	17,592	98,322	121,132
Mark Plaza	Edwardsville	PA	240,664	106,856	88,065	37,263	37,520	47,049
Plaza 422	Lebanon	PA	795,852	156,279	45,898	18,145	43,042	52,403
Route 6 Plaza	Honesdale	PA	1,179,612	175,519	45,996	18,427	97,614	119,789
Chestnut Hill	Philadelphia	PA	357,143	37,916	144,928	61,588	62,496	78,437
Abington Towne Center	Abington	PA	950,005	216,369	89,061	35,063	76,999	95,632
Georgetown Portfolio	Georgetown	DC	1,695,917	27,666	310,075	155,858	85,815	118,080
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	107,066	34,486	104,342	132,026
Rhode Island Place Shopping Center	Washington	DC	1,622,450	57,529	336,016	153,378	65,558	87,768
Total Core 2
Average - Total			1,544,197	102,674	299,705	140,837	75,570	101,790
Weighted Average - Based on base rent					215,386	97,805	77,673	101,337

Notes:
1 Calculations comprised of twelve individual properties.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Property Demographics - Funds
					3-Mile Radius2
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Fund II
Pelham Manor Shopping Plaza	Westchester	NY	5,603,322	228,493	374,733	141,676	57,019	73,516
400 East Fordham Road	The Bronx	NY	5,519,760	119,446	1,200,592	421,615	37,257	48,075
Liberty Avenue	Queens	NY	772,671	26,125	608,079	205,151	55,864	67,708
Canarsie	Brooklyn	NY	7,678,974	273,542	911,000	333,487	45,787	56,307
216th Street	Manhattan	NY	2,460,000	60,000	935,948	329,442	37,176	55,430
161st Street	The Bronx	NY	5,207,510	232,402	1,251,086	444,325	32,321	47,196

Average - Total			4,540,373	156,668	880,240	312,616	44,237	58,039
Weighted Average - Based on base rent					918,461	328,812	43,156	56,703

Fund III
Westport	Westport	CT	1,740,944	27,033	46,478	17,392	135,500	198,698
Cortlandt Towne Center	Mohegan Lake	NY	9,563,072	641,211	49,183	17,702	88,812	104,358
654 Broadway	New York	NY	300,000	2,896	988,935	493,404	86,546	133,779
640 Broadway	New York	NY	645,281	4,483	987,988	492,393	86,341	133,275
New Hyde Park Shopping Center	New Hyde Park	NY	853,704	31,498	195,564	70,172	101,624	129,444
White City	Shrewsbury	MA	4,729,154	255,690	101,062	40,736	52,003	64,348
Parkway Crossing	Parkville	MD	1,671,597	260,241	184,242	74,094	59,047	70,053
Lincoln Road	Miami Beach	FL	2,265,164	61,443	57,171	32,620	61,991	89,803
Heritage Shops	Chicago	IL	2,588,752	105,585	289,135	155,570	76,609	116,432
Lincoln Park center	Chicago	IL	1,607,359	62,745	438,736	235,290	77,360	116,754

Fund III 1
Average - Total			2,596,503	145,283	333,849	162,937	82,583	115,694
Weighted Average - Based on base rent					145,863	68,716	80,361	104,893

Total - Core and Funds1
Average - Total			1,976,017	114,038	357,654	159,802	73,784	99,920
Weighted Average - Based on base rent					261,439	112,501	75,361	98,354

Notes:
1 Does not include the Kroger/Safeway Portfolio.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.